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                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549
                 __________________________________

                             FORM 8-K/A

                           CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 7, 1994
                                                  ------------

                           ARBOR PROPERTY TRUST
- - -------------------------------------------------------------------
            (Exact name of registrant as specified in charter)


          Delaware                 1-12412          23-2740383
- - -----------------------------  --------------  --------------------
(State or other jurisdiction    (Commission        (IRS Employer
    of incorporation)           File Number)    Identification No.)


Suite 800, One Tower Bridge, W. Conshohocken, PA           19428
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    (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (215) 941-2992
                                                    --------------

                               N/A
- - ------------------------------------------------------------------
  (Former name or former address, if changed since last report.)


                           Page 1 of 5

                 Exhibit Index Appears on Page 4
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   Arbor Property Trust's Current Report on Form 8-K, dated June 7,
1994, is hereby amended to clearly indicate that there were no disagreements with its former accountant through the date of termination of the engagement of such accountant, June 7, 1994. In addition, an updated letter has been included from the former accountant, Deloitte & Touche, addressing the revised disclosure.

Item 4. Changes in Registrant's Certifying Accountants

   On June 7, 1994, Arbor Property Trust (including its predecessor limited partnership, the "Company") engaged Arthur Andersen & Co. as its certifying accountant, thereby replacing as of the same date Deloitte & Touche. The change in the Company's certifying accountant was effected in connection with the Company's change in operating structure from a partnership to a real estate investment trust and the relocation of its executive offices to Pennsylvania. The change was approved by the Managing Trustees of the Company.

   No report on the financial statements of the Company issued by Deloitte & Touche during the last two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor were there any disagreements during the last two fiscal years and through June 7, 1994, between Deloitte & Touche and the Company concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved would have required Deloitte & Touche to make reference to the subject matter thereof in connection with its report. During the last two fiscal years and through June 7, 1994, none of the events listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K have occurred; and during such period the Company has not consulted with Arthur Andersen & Co. regarding any matter referred to under paragraphs (i) or (ii) of Item 304(a)(2) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1  Letter of Deloitte & Touche, independent accountants, dated
      August 1,  1994, pursuant to Item 304(a)(3) of Regulation S-K.

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                            SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ARBOR PROPERTY TRUST

Date: August 1, 1994        By: /s/ Myles H. Tanenbaum
                                -----------------------
                                Name:  Myles H. Tanenbaum
                                Title:  President and Chief Executive Officer

                           Page 3 of 5

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                         EXHIBIT INDEX

Exhibit                                              Sequentially
Number                                              Numbered Page

99.1    Letter of Deloitte & Touche, independent                5
        accountants, dated August 1, 1994, pursuant to Item 304(a)(3) of Regulation S-K

                           Page 4 of 5